TOUCHSTONE STRATEGIC TRUST
Touchstone Strategic Income Opportunities Fund (“the Fund”)
Supplement dated August 28, 2024, to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated July 29, 2024, as may be amended or supplemented from time to time
Notice of Fund Name Change
Effective October 31, 2024, the Fund will be renamed the Touchstone Strategic Income Fund. In connection with the name change, all references to the Touchstone Strategic Income Opportunities Fund in the Fund's Prospectus, Summary Prospectus and Statement of Additional Information are replaced with Touchstone Strategic Income Fund.
There will be no changes to the investment strategies of the Fund and the current investment process of the Fund's sub-advisor will not change.
* * * * *
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4510-2408